General Motors Company Q3 2012 Results October 31, 2012

Forward Looking Statements In this presentation and in related comments by our management, our use of the words “expect,” “anticipate,” “possible,” “potential,” “target,” “believe,” “commit,” “intend,” “continue,” “may,” “would,” “could,” “should,” “project,” “projected,” “positioned,” “outlook” or similar expressions is intended to identify forward looking statements that represent our current judgment about possible future events. We believe these judgments are reasonable, but these statements are not guarantees of any events or financial results, and our actual results may differ materially due to a variety of important factors. Among other items, such factors may include: our ability to realize production efficiencies and to achieve reductions in costs as a result of our restructuring initiatives and labor modifications; our ability to maintain quality control over our vehicles and avoid material vehicle recalls; our suppliers’ ability to deliver parts, systems and components at such times to allow us to meet production schedules; our ability to maintain adequate financing sources, including as required to fund our planned significant investment in new technology; our ability to realize successful vehicle applications of new technology; overall strength and stability of our markets, particularly Europe; and our ability to continue to attract new customers, particularly for our new products. GM's most recent annual report on Form 10-K and quarterly reports on Form 10Q provide information about these and other factors, which we may revise or supplement in future reports to the SEC. 1

Third Quarter 2012 Performance 2 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis Q3 ‘11 Q3 ‘12 vs. Q3 ‘11 Global Deliveries 2.2M 2.3M Net Revenue $36.7B $37.6B Net Income to Common $1.7B $1.5B Net Cash from Operating Activities - Automotive $1.8B $3.1B EBIT- Adjusted $2.2B $2.3B - GMNA $2.2B $1.8B - GME $(0.3)B $(0.5)B - GMIO $0.4B $0.7B - GMSA $0.0B $0.1B - GM Financial $0.2B $0.2B Automotive Free Cash Flow $0.3B $1.2B Favorable Unfavorable

Third Quarter 2012 Highlights • Product momentum in Europe • Global Chevrolet record sales • Cadillac product portfolio breadth • China record sales continue • Continuing to transform the company 3

Summary of Q3 2012 Results 4 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis Q3 Q3 2011 2012 Net Revenue ($B) 36.7 37.6 Operating Income ($B) 1.8 1.6 Net Income to Common Stockholders ($B) 1.7 1.5 EPS – Diluted ($/Share) 1.03 0.89 Net Cash from Operating Activities – Automotive ($B) 1.8 3.1 EBIT- Adjusted ($B) 2.2 2.3 EBIT- Adjusted % Revenue 6.0% 6.1% Automotive Free Cash Flow ($B) 0.3 1.2 GAAP Non- GAAP

5 Impact of Special Items Q3 Q3 2011 2012 Net Income to Common Stockholders ($B) 1.7 1.5 EPS – Diluted ($/Share) 1.03 0.89 Included in Above ($B): GM Korea Goodwill Impairment - (0.1) Total Impact Net Income to Common Stockholders ($B) - (0.1) Total Impact EPS – Diluted ($/Share) - (0.04)

2.2 (0.3) 0.4 0.0 0.2 (0.2) 2.2 1.8 (0.5) 0.7 0.1 0.2 (0.1) 2.3 GMNA GME GMIO GMSA GM Financial* Corp. / Elims Total GM Q3 2011 Q3 2012 EBIT- Adjusted ($B) Note: Results may not foot due to rounding 6 Q3 EBIT- Adjusted * GM Financial at an Earnings Before Tax basis (EBT)

2.2 1.1 2.2 2.1 2.3 0.0 1.0 2.0 3.0 4.0 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Consolidated EBIT- Adjusted ($B) Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis 7 Revenue ($B) 36.7 38.0 37.8 37.6 37.6 Oper. Inc % Rev 4.9% 1.2% 2.6% 4.8% 4.3% EBIT- Adj. % Rev 6.0 2.9 5.8 5.6 6.1 Production (000’s) 2,221 2,319 2,424 2,393 2,237 Gl bal Share 12.1% 11.6% 11.2% 11.6% 11.6%

2.2 2.3 0.3 (0.5) 0.6 (0.3) 0.0 Consolidated EBIT- Adj. – Q3 2011 vs. Q3 2012 Q3 2011 Q3 2012 $0.1B Increase 8 Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B)

2,500 3,000 3,500 4,000 4,500 5,000 5,500 6% 8% 10% 12% 14% 16% 18% 20% 22% Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 Key GMNA Performance Indicators Avg. U.S. Retail Incentive as % of ATP GM % 9.7 10.1 9.8 8.9 10.7 10.4 10.0 10.1 11.0 11.0 11.0 10.7 10.8 10.6 9.5 GM vs. Ind. (GM % / Ind. %) 0.99 1.03 1.03 1.03 1.12 1.07 1.09 1.06 1.13 1.17 1.08 1.05 1.09 1.08 1.03 Share $/Unit U.S. Retail Share U.S. Total Share Avg. GM U.S. Retail Incentive Note: Incentive & ATP Information Based on J.D. Power and Associates Power Information Network data 9

Revenue ($B) 21.9 23.1 24.2 22.9 23.3 EBIT- Adj. % Rev 10.0% 6.5% 7.0% 8.6% 7.8% U.S. Dealer Inv (000’s) 558 583 713 701 689 Production (000’s) 740 739 862 837 763 GMNA Share 18.8% 17.5% 16.7% 17.4% 16.9% 2.2 1.5 1.7 2.0 1.8 0.0 1.0 2.0 3.0 Q3 2011 Q4 201 Q1 2012 Q2 2012 Q3 2012 GMNA EBIT- Adjusted ($B) 10

2.2 1.8 0.3 (0.4) 0.3 (0.3) (0.4) GMNA EBIT- Adj. – Q3 2011 vs. Q3 2012 Q3 2011 Q3 2012 $0.4B Decrease 11 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) Note: Results may not foot due to rounding

(0.3) (0.6) (0.3) (0.4) (0.5) -1.0 0.0 1.0 2.0 3.0 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 GME EBIT- Adjusted ($B) 12 Revenue ($B) 6.2 6.3 5.5 5.9 5.1 EBIT- Adj. % Rev (4.7)% (9.0)% (4.6)% (6.1)% (9.4)% Production (000’s) 270 249 292 230 196 GME Share 8.8% 8.6% 8.2% 8.8% 8.6%

(0.3) (0.5) GME EBIT- Adj. – Q3 2011 vs. Q3 2012 Q3 2011 Q3 2012 $0.2B Decrease 0.1 (0.1) (0.1) 0.0 13 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B) (0.1)

0.3 0.3 0.4 0.3 0.4 0.3 0.4 (1.0) 0.0 1.0 2.0 3.0 GMIO EBIT- Adjusted ($B) Revenue ($B) EBIT-Adj. margin from consolidated operations* Total China JV NI/Rev** 6.1 (0.6)% 10.5% 7.0 1.5% 8.4% 6.1 2.1% 10.2% 6.9 4.3% 9.3% 6.7 4.4% 9.7% Total Production (000’s) 968 1,104 1,067 1,095 1,056 GMIO Share 9.6% 9.5% 9.4% 9.2% 9.4% 14 0.4 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 * Excludes equity income and non-controlling interest adjustment. ** Revenue not consolidated in GM results, pro-rata share of earnings reported as equity income 0.4 Equity Income 0.5 0.6 0.7

0.4 0.7 0.1 (0.2) 0.2 0.0 0.2 GMIO EBIT- Adj. – Q3 2011 vs. Q3 2012 Q3 2011 Q3 2012 $0.3B Increase 15 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B)

0.1 (1.0) 0.0 1.0 2.0 3.0 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 GMSA EBIT- Adjusted ($B) Revenue ($B) 4.4 4.2 3.9 4.2 4.3 EBIT- Adj. % Rev (1.0)% (5.4)% 2.1% (0.5)% 2.6% Production (000’s) 243 227 203 231 222 GMSA Share 18.7% 18.4% 18.4% 18.2% 17.9% 0.0 (0.2) 16 0.0 0.1

0.1 GMSA EBIT- Adj. – Q3 2011 vs. Q3 2012 Q3 2011 Q3 2012 $0.1B Increase 0.1 (0.1) (0.1) 0.0 0.0 17 0.2 EBIT-Adj. EBIT-Adj. Volume Price Cost Other Mix ($B)

Automotive Free Cash Flow – Q3 2011 vs. Q3 2012 18 Note: Results may not foot due to rounding ($B) Q3 2011 Q3 2012 Net Income to Common Stockholders 1.7 1.5 Add-back Non-Controlling Interests, Preferred Dividends & undistributed earnings allocated to Series B 0.4 0.4 Deduct Non-Auto (GM Financial) (0.1) (0.1) Automotive Income 2.0 1.7 Special Items - 0.1 Depreciation / Amortization / Impairment 1.4 1.5 Working Capital (0.3) (0.5) Pension / OPEB – Cash in Excess of Expense (0.3) (0.2) Other (1.0) 0.4 Automotive Net Cash Provided/(Used) Operating Activities Capital Expenditures (1.5) (1.9) Automotive Free Cash Flow 0.3 1.2 1.8 3.1

Key Automotive Balance Sheet Items ($B) Sept. 30 2011 Jun. 30 2012 Sept. 30 2012 Cash & marketable securities 33.0 32.6 31.6 Available Credit Facilities 5.9 5.8 5.9 Available Liquidity 38.8 38.5 37.5 Key Obligations: Debt 4.2 5.1 5.6 Series A Preferred Stock 5.5 5.5 5.5 U.S. Pension Underfunded Status 8.7 12.8 13.4 Non-U.S. Pension Underfunded Status 9.5 11.2 11.4 Unfunded OPEB 9.5 7.2 7.2 (1) 9/30/11 Includes Canadian Healthcare Trust restricted cash; 9/30/12 excludes interests in Beneficial Notes in the Daewoo Motor Trust (2) Excludes U.S. non-qualified plan PBO of ~$0.9 billion (3) Balance is rolled forward and does not reflect re-measurement, except for the remeasurement of the U.S. salaried plans in August, 2012 19 Note: Results may not foot due to rounding (3) (3) (2) (3) (1)

Q3 Q3 Q3 Q3 2011 2012 2011 2012 GM Sales Penetrations U.S. Subprime APR (<=620) 6.7% 8.1% 5.2% 5.7% U.S. Lease 11.5% 16.2% 20.7% 21.0% Canada Lease 9.4% 7.0% 15.0% 17.3% GM / GM Financial Linkage GM as % of GM Financial Consumer Originations (GM New / GMF Loan & Lease) GMF as % of GM U.S. S/P & Lease 17% 18% GM Financial Performance GM Financial Credit Losses (annualized net credit losses as % avg. consumer finance receivables) EBT ($M) 178 200 3.0% 2.5% Industry Avg. (Excl. GM) 39% 44% GM Financial 20 Note: GM Sales Penetrations based on JD Power PIN

Summary Pension Financial Impact 21 Subject to final valuation and related information * Includes $54M settlement charge in Q3 Change $B 6/01/12 (Est.) Current (Est.) Reduction in Pension Benefit Obligation ~26 ~28.7 Cash (3.5) - (4.5) ~(2.6) P&L - One Time (Pre-Tax) (2.5) - (3.5) ~(2.9)* P&L - Recurring (Pre-Tax) (0.2) (0.2) Favorable Unfavorable In the Range

U.S. Salaried Pension Funded Status 22 Subject to final valuation and related information (1)Reflects net pension expense, impact of changes in discount rates, and actual asset returns through 10/15/12 $B Obligations Assets Funded Status 1/1/2012 35.9 33.3 (2.6) Remeasurement and Other(1) 4.4 3.4 (1.0) Benefit Payments (2.4) (2.4) 0.0 Annuitizations and Lump Sums (28.7) (30.8) (2.1) Cash Contribution 0.0 2.6 2.6 Remaining Plan 9.2 6.1 (3.1) Net Change (26.7) (27.2) (0.5) All-in Cost to Settle 107%

Q4 2012 Outlook 23 • Consolidated Q4 EBIT-adjusted to follow typical seasonal trends with results estimated to be similar to, or slightly better than 2011 • If positive financial trends continue, reversal of significant portion of valuation allowance on U.S. and Canadian deferred tax assets is possible – Could result in goodwill impairment • Excluding the possible reversal of tax valuation allowances, expect effective tax rate similar to Q3 (~19% on an adjusted basis)

Customer New Management Team Fixed Cost Cash Generation Revenue / Variable Profit GME Path To Profitability 24

GME Management Team • Strong company leadership on Opel Supervisory Board • Significant operational leadership changes • Strong mix of inside and outside talent 25

Improve Revenue / Variable Profit • Focus on quality of share/brand image • 23 new models and 13 new engines by 2016 – Mokka, Adam and Cascada in new segments • Improve profitability on current/future products – 500 euro/car on current Astra, from both revenue and cost improvement • Expansion of auto-financing • Leverage PSA alliance 26

Intense Focus on Fixed Costs / Cash Preservation • Company and dealer-owned inventory reduced over 100,000 units from February – Additional 20,000 by year-end – Totals 47% reduction in company-owned stock • Fixed cost estimated to be down $300M in 2012 -- targeting another $500M between 2013 and 2015 – 2,600 headcount reduction in 2012, continue to make future reductions in line with demand – Short work implemented – Ellesmere Port labor agreement completed – Includes restructuring and depreciation and amortization of intangibles • Capacity utilization targeted to improve – Astra production consolidated from 3 plants to 2 – No allocation of future product to Bochum after run-out of current Zafira, subject to consultation – Plan to reduce Eisenach third shift in 2013 – Strasbourg under review 27

Path to Profitability 28 Variable Cost • Material Cost reduction • Logistics savings (GEFCO) Volume / Revenue • Moderate industry recovery • 23 new models / strengthened brands • Expansion of auto financing • New Go-To-Market strategy Fixed Cost • Improved capacity utilization • Headcount reductions • Labor agreements • Short work GME EBIT-Adjusted Breakeven by Mid-Decade

Outlook for GM Europe • GME EBIT-adjusted for 2012 CY estimated at $1.5 billion to $1.8 billion loss, depending on level of Q4 restructuring activity • Targeting 2013 EBIT-adjusted to be slightly better than 2012 • Targeting EBIT-adjusted breakeven by mid-decade 29

General Motors Company Select Supplemental Financial Information

Global Deliveries Note: GM deliveries include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. S1 (000’s) Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 GMNA 746 712 704 820 759 GME 412 417 398 455 382 Chevrolet in GME 131 141 122 155 138 GMIO 811 844 928 862 857 China 619 654 745 672 665 GMSA 277 267 250 255 283 Brazil 161 168 137 154 183 Global Deliveries 2,245 2,240 2,280 2,392 2,281

Global Market Share Note: GM market share include vehicles sold around the world under GM and JV brands, and through GM-branded distribution network. Market share data excludes the markets of Iran, North Korea, Sudan and Syria S2 Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 GMNA 18.8% 17.5% 16.7% 17.4% 16.9% U.S. 19.7% 18.0% 17.2% 18.2% 17.6% GME 8.8% 8.6% 8.2% 8.8% 8.6% Germany 8.6% 8.4% 7.6% 8.1% 7.4% U.K. 11.9% 12.1% 11.0% 12.0% 11.6% GMIO 9.6% 9.5% 9.4% 9.2% 9.4% China 14.4% 13.2% 15.2% 13.9% 14.4% India 3.6% 3.4% 2.6% 2.5% 2.7% GMSA 18.7% 18.4% 18.4% 18.2% 17.9% Brazil 17.1% 17.6% 16.7% 17.1% 17.1% Global Market Share 12.1% 11.6% 11.2% 11.6% 11.6%

Operating Income Walk to EBIT- Adjusted S3 Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis Q3 Q3 2011 2012 Operating Income 1.8 1.6 Equity Income 0.4 0.4 Non-Controlling Interests 0.0 0.0 Non-Operating Income 0.0 0.2 Special Items 0.0 0.1 EBIT- Adjusted 2.2 2.3 ($B)

Reconciliation of EBIT- Adjusted S4 Note: EBIT-Adj. includes GM Financial on an Earnings Before Tax (EBT) basis Q3 Q3 2011 2012 Net Income to Common Stockholders 1.7 1.5 Add Back: Undistributed earnings allocated to Series B (Basic) 0.2 0.1 Dividends on Preferred Stock 0.2 0.2 Interest Expense / (Income) 0.0 0.0 Income Tax Expense 0.1 0.4 Special Items: GM Korea Goodwill Impairment - 0.1 Total Special Items 0.0 0.1 EBIT- Adjusted 2.2 2.3 ($B) Note: Results may not foot due to rounding

Restructuring (not included in special items) ($B) Q3 2011 Q4 2011 Q1 2012 Q2 2012 Q3 2012 GMNA – Dealer Related 0.0 0.0 0.0 0.0 0.0 GMNA – Non-Dealer Related (0.1) 0.0 (0.1) 0.0 0.1 Total GMNA (0.1) 0.0 (0.1) 0.0 0.1 Total GME (0.1) (0.2) 0.0 0.0 0.0 Total GMIO 0.0 0.0 0.0 0.0 0.0 Total GMSA 0.0 (0.1) 0.0 (0.1) 0.0 Total (0.2) (0.2) (0.1) (0.1) (0.0) S5 Note: Results may not foot due to rounding

Reconciliation of Automotive Free Cash Flow S6 ($B) Q3 Q3 2011 2012 Net cash provided by operating activities 2.0 3.4 Less net cash provided by operating activities-GM Financial (0.2) (0.3) Automotive Net Cash Provided/(Used) Operating Activities 1.8 3.1 Capital expenditures (1.5) (1.9) Automotive Free Cash Flow 0.3 1.2

GM Financial – Key Metrics ($M) Q3 2011 Q3 2012 Earnings Before Tax 178 200 Total Loan and Lease Originations 1,547 1,777 GM New Vehicles as % of Total 39.3% 43.5% Commercial Finance Receivables - 284 Consumer Finance Receivables 9,438 10,853 Delinquencies (>30 days)(1) 6.4% 7.1% Annualized Net Credit Losses as % of Avg. Consumer Finance Receivables 3.0% 2.5% S7 (1)Excludes consumer finance receivables in repossession

Calculation of EBIT- Adj. as a Percent of Revenue Note: EBIT- Adjusted includes GM Financial on an Earnings Before Tax (EBT) basis; Results may not foot due to rounding; Certain data has been adjusted to conform to the current presentation S8 Total GM Q3 Q4 Q1 Q2 Q3 2011 2011 2012 2012 2012 Revenue 36.7 38.0 37.8 37.6 37.6 Operating Income 1.8 4.9% 0.5 1.2% 1.0 2.6% 1.8 4.8% 1.6 4.3% EBIT- Adjusted 2.2 6.0% 1.1 2.9% 2.2 5.8% 2.1 5.6% 2.3 6.1% GMIO Consolidated Results Q3 Q4 Q1 Q2 Q3 2011 2011 2012 2012 2012 Revenue 6.1 7.0 6.1 6.9 6.7 Operating Income 0.0 0.3% (0.3) (3.6)% 0.1 0.9% 0.2 2.8% 0.1 1.7 % Non-Operating Income (Expense) -0.1 0.1 0.0 0.1 0.1 Plus Special Items 0.0 0.3 0.0 0.0 0.1 EBIT-Adjusted from consolidated operations 0.0 (0.6)% 0.1 1.5% 0.1 2.1% 0.3 4.3% 0.3 4.4% % ($B) % % % % % ($B) % % % %